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                               HUDSON FOODS, INC.
                             1996 STOCK OPTION PLAN

         1. Purpose of the Plan. The Plan shall be known as the Hudson Foods, Inc. 1996 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to employees of Hudson Foods, Inc. (the "Company") or any present or future Parent or Subsidiary of the Company to promote the success of the business. It is intended that options issued pursuant to this Plan shall primarily constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. Stock options not constituting incentive stock options may also be issued.

         2. Definitions. As used herein, the following definitions shall apply.

                  (a)  "Company" shall mean Hudson Foods, Inc.

                  (b)  "Board" shall mean the Board of Directors of the Company.

                  (c) "Common Stock" or "Stock" shall mean the Company's Class A Common Stock.

                  (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (e)  "Committee"   shall  mean  the  Stock  Option   Committee
         appointed by the Board in accordance with paragraph 4(a) of the Plan.

                  (f) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment by the Company or any present or future Parent or Subsidiary of the Company. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or between the Company, its Parent, its Subsidiaries or a successor.

                  (g) "Effective Date" shall mean the date specified in paragraph 12 hereof.

                  (h) "Employee shall mean any person employed on a full-time basis by the Company or any present or future Parent or Subsidiary of the Company. For the purposes of granting Non-qualified Options pursuant to the Plan, "Employee" shall also mean any member of the Board of Directors of the Company or any present or future Parent or Subsidiary of the Company.

                  (i) "Incentive Stock Option" shall mean an option granted pursuant to Section 422 of the Code.

                  (j) "Non-qualified Option" shall mean an option not constituting an Incentive Stock Option.

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                  (k)  "Option" shall mean an option to purchase Common Stock granted pursuant to this Plan.

                  (l) "Optioned Stock" shall mean stock subject to an Option granted pursuant to this Plan.

                  (m)  "Optionee" shall mean an Employee who receives an Option.

                  (n) "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Subsection 424(e) of the Code.

                  (o) "Plan" shall mean the Hudson Foods, Inc. 1996 Stock Option Plan.

                  (p)  "Share" shall mean one share of the Common Stock.

                  (q) "Subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" as defined in Subsection 424(f) of the Code.

         3. Shares Subject to the Plan. Except as otherwise required by the provisions of paragraph 11 hereof, the aggregate number of shares of Common Stock deliverable upon the exercise of Options pursuant to the Plan shall not exceed one million two hundred thousand (1,200,000) Shares for Incentive Stock Options or three hundred thousand (300,000) Shares for Non-qualified Options. Such Shares may either be authorized but unissued or treasury Shares.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, be available for the grant of other Options under the Plan.

         4.       Administration of the Plan.

                  (a) Composition of Option Committee. The Plan shall be administered by an Option Committee (the "Committee") consisting of three directors of the Company appointed by the Board. Employees who are designated by the Committee as key management personnel shall be eligible to receive Options under the Plan.

                  (b) Powers of the Option Committee. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Options to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.

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                  The President of the Company and such other  officers as shall be designated by the Committee are hereby authorized to execute instruments evidencing Options on behalf of the Company and to cause them to be delivered to the Optionees or other participants.

                  (c)      Effect   of   Option   Committee's   Decision.   All
         decisions,   determinations  and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

         5. Eligibility. Options may be granted to Employees who are key management personnel, as determined by the Option Committee, of the Company or any present or future Parent or Subsidiary. An Employee who has been granted an Option may, if otherwise eligible, be granted an additional Option or Options.

         In any calendar year, the aggregate fair market value of the Shares (as determined at the time the Option is granted) for which Incentive Stock Options are exercisable for the first time by any Employee cannot exceed the sum of $100,000. Notwithstanding the prior provisions of this paragraph, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options, as defined in Section 422 of the Code.

         Any Incentive Stock Option or Non-qualified Option which is cancelled by consent of the parties shall not be considered outstanding and shall revert to the status of authorized but unissued Options.

         6.       Term of Plan; Term of Options.

                  (a) The Plan shall continue in effect for a term of ten (10) years from the date it is adopted, unless sooner terminated pursuant to paragraph 15. No Option shall be granted under the Plan after ten (10) years from the date it is adopted by the Board.

                  (b) The term of each Option granted under the Plan shall be established by the Committee, but shall not exceed 10 years, provided however that in the case of an Employee who owns stock representing more than ten (10) percent of the total combined voting power of all classes of the Company stock including the stock of the Company's Parent and Subsidiary, the term of such Option shall not exceed five years.

                  (c) Notwithstanding the provision of any Option which provides for its exercise in installments as designated by the Option Committee, all such Options shall become immediately exercisable in the event of change in control or threatened change in control of the Company. The term "control" shall refer to the acquisition of ten (10) percent or more of the voting securities of the Company by any person or by persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934; provided, however, that for the purposes of the Option Plan no change in control or threatened change in control shall be deemed to have occurred if prior to the acquisition of, or offer to acquire, 10 percent or more of the voting securities of the Company, the full Board of Directors shall have adopted by not less than a two-thirds vote a resolution specifically approving such

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         acquisition  or offer.  The term "person"  refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

         7. Incentive Stock Option Price. The price per Share at which each Incentive Stock Option granted under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the fair market value of the Stock at the time such Incentive Stock Option is granted. In the case of an Employee who owns Stock representing more than ten (10) percent of the Company's outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option price shall not be less than 110% of the fair market value of the Stock at the time the Incentive Stock Option is granted. If the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an Incentive Stock Option, then the price per Share shall be not less than the mean between the bid and asked price on the date the Option is granted or, if there is no bid and asked price on said date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the price per Share shall be determined by the Committee. If the Common Stock is listed on a national securities exchange at the time of granting an Incentive Stock Option, then the price per Share shall be not less than the average of the highest and lowest selling price on such exchange on the date such Incentive Stock Option is granted or if there were no sales on said date, then the price shall be not less than the mean between the bid and asked price on such date.

         8.       Exercise of Option.

                  (a) Procedure for Exercise. Any Option granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Option granted to an Optionee. An Option may not be exercised for a fractional Share.

                  An Option granted pursuant to the Plan may be exercised, subject to provisions relative to its termination and limitations on its exercise, from time to time only by (a) written notice of intent to exercise the Option with respect to a specified number of Shares, and
         (b) payment to the Company (contemporaneously with delivery of each such notice), in cash, of the amount of the Option price of the number of Shares with respect to which the Option is then being exercised. Each such notice and payment shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at the Company's executive offices, until the total number of Shares then subject to the Option have been purchased.

                  (b) Exercise During Employment or Following Death. Unless otherwise provided in the terms of an Option, an Option may be exercised by an Optionee only while he is an Employee and has maintained Continuous Status as an Employee since the date of the grant of the Option, or within 3 months after termination of his status as an Employee (but not later than the date on which the Option would otherwise expire), except if his Continuous Employment is terminated by reason of disability, within the meaning of Code Section 22(e)(3), or death, then to the extent that the Optionee would have been entitled to

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         exercise the Option  immediately prior to his disability or death, such
         Option may be exercised within twelve (12) months from the date of his disability or death by the Optionee, the personal representatives of his estate, or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution.

                  The Committee's determination whether an Optionee's employment has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

         9. Non-Transferability of Options. Options granted under the Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee.

         10. Effect of Change in Stock Subject to the Plan. In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting shareholders) shall be changed into or exchanged for a different number or kind of shares of stock of the Company or of another corporation whether by reason of merger, consolidation, recapitalization, reclassification, stock dividend, split-up, combination of shares, or otherwise), then there shall be substituted for each share of Common Stock then under Option or available for Option the number and kind of shares of stock into which each outstanding share of Common Stock (other than shares held by dissenting shareholders) shall be so changed or for which each such share shall be so exchanged, together with an appropriate adjustment of the Option price.

         In the event there shall be any other change, in the number of, or kind of, issued shares of Common Stock, or of any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number, or kind, or Option price of shares then subject to an Option or available for Option, such adjustment shall be made by the Board and shall be effective and binding for all purposes of the Plan.

         11. Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

         12. Effective Date. The Plan shall become effective April 1, 1996. Options may be granted prior to ratification of the Plan by the stockholders if the exercise of such Options is subject to such stockholder ratification. The Plan shall continue in effect for a term of ten (10) years from the date it is adopted by the Board, unless sooner terminated under paragraph 15 of the Plan.

         13.   Approval  by   Shareholders.   The  Plan  shall  be  approved  by
stockholders of the Company within twelve (12) months before or after the date it becomes effective.

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         14.  Modification  of  Options.  At any time and from  time to time the
Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or impair the Option without the consent of the holder of the Option.

         15. Amendment and Termination of the Plan. The Board may alter, suspend or discontinue the Plan except that no action of the Board may increase (other than as provided in paragraph 10) the maximum number of shares permitted to be optioned or become available for the granting of Options under the Plan, or reduce the minimum Option price, or extend the period within which Options may be exercised, unless such action of the Board shall be subject to approval or ratification by the shareholders of the Company.

         No action of the Board may, without the consent of the holder of the Option, impair any then outstanding Option.

         16. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

         Inability of the Company to obtain from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares.

         As a condition to the exercise of an Option, the Company may require the person exercising to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirement of federal or state securities law.

         17. Reservation of Shares. The Company, during the term of this Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         Date Adopted: April 1, 1996.


                                                     HUDSON FOODS, INC.

                                                     By:_______________________
                                                              President

ATTEST:

_______________________________
Secretary